UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 15, 2021

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street	Portland	ME	04101
Address of principal executive offices			Zip Code

Registrant's telephone number, including area code	207	773-8171

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act . ☐

Item 7.01.	Regulation FD Disclosure.

On March 15, 2021, WEX Inc. (“WEX” or the “Company”) issued a press release announcing that it is providing certain prospective lenders information for purposes of considering a potential refinancing of its credit facility, including among other things extending the maturity date of the tranche A term loans and revolving credit facility to 2026 and the tranche B term loans to 2028. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01 is selected information that WEX expects to provide to certain prospective lenders in connection with the Potential Amendment and Extension. The information contained in Exhibit 99.2 constitutes only a portion of the materials being made available to prospective lenders and is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company disclaims any intention or obligation to update or revise any such information as a result of developments occurring after the date of this Current Report on Form 8-K, except as required by law. The information contained in this Current Report on Form 8-K, including the information contained in Exhibit 99.2, does not constitute an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Exhibit 99.2 includes financial measures of WEX that are not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). WEX’s management believes that these non-GAAP financial measures provide meaningful supplemental information that enhances management’s, investors’ and prospective lenders’ ability to evaluate WEX’s operating results and ability to repay its obligations.

These non-GAAP financial measures are not intended to be used in isolation and should not be considered a substitute for any other performance measure determined in accordance with GAAP. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool, including that other companies may calculate similar non-GAAP financial measures differently than as defined in the attached materials, limiting their usefulness as a comparative tool. WEX compensates for these limitations by providing specific information regarding the GAAP amounts excluded from the non-GAAP financial measures. WEX further compensates for the limitations of its use of non-GAAP financial measures by presenting comparable GAAP measures. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures contained within Exhibit 99.2.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of WEX Inc., dated March 15, 2021.

99.2	Excerpts from materials to be provided to certain lenders.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the information on Exhibit 99.1 and Exhibit 99.2, contains forward-looking statements, including statements regarding: financial guidance and potential for providing the same; assumptions underlying the Company’s future financial performance; future growth opportunities and expectations; and expectations for the macro environment. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this Current Report on Form 8-K, including the information on Exhibit 99.1 and Exhibit 99.2, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. There can be no assurance that the Company will be able to complete the above discussed debt refinancing. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: the extent to which the coronavirus (COVID-19) pandemic and measures taken in response thereto adversely impact the Company’s business, results of operations and financial condition in excess of current expectations; the effects of general economic conditions on fueling patterns as well as payment and transaction processing activity; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; changes in interest rates; the impact of fluctuations in fuel prices, including the impact of any continued reductions in fuel price and the resulting impact on the Company’s revenues and net income; the effects of the Company’s business expansion and acquisition efforts; potential adverse changes to business or employee relationships, including those resulting from the completion of an acquisition; competitive responses to any acquisitions; uncertainty of the expected financial performance of the combined operations following completion of an acquisition; the failure to complete or successfully integrate the Company's acquisitions; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from an acquisition; the Company’s ability to successfully acquire, integrate, operate and expand commercial fuel card programs; the failure of corporate investments to result in anticipated strategic value; the impact and size of credit losses; the impact of changes to the Company's credit standards; breaches of the Company’s technology systems or those of the Company's third-party service providers and any resulting negative impact on the Company's reputation, liabilities or relationships with customers or merchants; the Company’s failure to maintain or renew key commercial agreements; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; failure to successfully implement the Company's information technology strategies and capabilities in connection with its technology outsourcing and insourcing arrangements and any resulting cost associated with that failure; the actions of regulatory bodies, including banking and securities regulators, or possible changes in banking or financial regulations impacting the Company’s industrial bank, the Company as the corporate parent or other subsidiaries or affiliates; legal, regulatory, political and economic uncertainty surrounding the United Kingdom’s departure from the European Union; the impact of the transition from LIBOR as a global benchmark to a replacement rate; the impact of the Company’s outstanding notes on its operations; the impact of increased leverage on the Company's operations, results or borrowing capacity generally, and as a result of acquisitions specifically; the impact of sales or dispositions of significant amounts of the Company’s outstanding common stock into the public market, or the perception that such sales or dispositions could occur; the possible dilution to the Company’s stockholders caused by the issuance of additional shares of common stock or equity-linked securities; the incurrence of impairment charges if the Company’s assessment of the fair value of certain of its reporting units changes; the uncertainties of litigation; as well as other risks and uncertainties identified in Item 1A of the Company’s Annual Report for the year ended December 31, 2020, filed on Form 10-K with the Securities and Exchange Commission on March 1, 2021. The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases. The forward-looking statements speak only as of the date of this Current Report on Form 8-K and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 15, 2021
WEX Inc.
By:     /s/ Roberto Simon
Name:    Roberto Simon
Title:    Chief Financial Officer